                    SECOND AMENDED AND RESTATED SUBORDINATED
                                 PROMISSORY NOTE

$40,000,000.00                                                    April 28, 2000

      FOR VALUE RECEIVED, the undersigned, NEW CENTURY MORTGAGE CORPORATION (the "Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender", which term includes any subsequent holder hereof) at Minneapolis, Minnesota or at such other place as the Lender may from time to time hereafter designate to the Borrower in writing the principal sum of all loans made by the Lender to the Borrower evidenced by this Note. The aggregate principal amount of all such loans outstanding hereunder shall not exceed FORTY MILLION DOLLARS AND NO CENTS ($40,000,000.00). The amount and date of each loan evidenced hereby shall be entered by the Lender into its records, which records shall be conclusive evidence of the subject matter thereof absent manifest error.

      The unpaid principal balance hereof from time to time outstanding shall bear interest at the rate of twelve percent (12.0%) per annum. Interest shall be computed on the basis of actual days elapsed and a year of 360 days. Upon the happening of any Event of Default, this Note, at the option of the Lender, shall bear interest until paid in full at a rate per annum equal to the rate of interest applicable immediately prior to such Event of Default plus two percent (2.0%) per annum. Interest shall be payable monthly in arrears five (5) business days after the end of the preceding calendar month, and at final maturity.

      The entire principal balance hereof and all accrued, unpaid interest hereon is payable on June 1, 2002.

      This Note is the Note referred to in the Subordinated Loan Agreement of even date herewith between the Borrower and the Lender (as the same may be amended, modified or restated from time to time, the "Subordinated Loan Agreement"). Terms capitalized and used herein without being defined will have the meanings given to them in the Subordinated Loan Agreement.

      Payment of this Note is subordinated to payment of all obligations of the Borrower to the Lender and certain other lenders who are parties to the Warehousing Agreement pursuant to that certain Subordination Agreement dated as of October 14, 1999 made by the Lender in favor of such lenders. This Note is the "Subordinated Note" referred to in such Subordination Agreement.

      This Note is secured by liens granted pursuant to (i) the Amended and Restated Pledge and Security Agreement of even date herewith, made and given by the Borrower (as the same may hereafter be amended, modified or supplemented, or any agreement entered into in substitution or replacement therefor, the "Pledge and Security Agreement"), (ii) the Amended and Restated Servicing Security Agreement of even date herewith, made and given by the Borrower (as the same may hereafter be amended, modified or supplemented, or any agreement entered into in substitution or replacement therefor, the "Servicing Security Agreement"), and
(iii) the Amended and Restated Security Agreement of even date herewith, made and given by NC Capital Corporation and NC Residual II Corporation (as the same may hereafter be amended, modified or supplemented, or any agreement entered into in substitution or replacement therefor, the "Residual Security Agreement").

      The occurrence of any one or more of the following events shall constitute an Event of Default, and upon the occurrence of any Event of Default the Lender may exercise all rights and remedies under the Subordinated Loan Agreement, the Security Documents and as may otherwise be allowed by applicable law:

      (1) The Borrower shall fail to make any payment of principal or interest hereon when due.

      (2) The Borrower shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver for the Borrower or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Borrower or for a substantial part of the property thereof; or any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Borrower.

      (3) The maturity of any material indebtedness of the Borrower (other than the indebtedness on this Note) shall be accelerated or the Borrower shall fail to pay any such material indebtedness when due or, in the case of indebtedness payable on demand, when demanded. For these purposes, indebtedness of the Borrower shall be deemed material if it exceeds $250,000 as to any item of indebtedness or in the aggregate for all items of indebtedness with respect to which any of the events described in this paragraph has occurred.

      (4) Any default shall occur under the terms of any Security Document and shall continue for more than the period of grace, if any, applicable thereto.

      (5) An "Event of Default" as defined in the Warehousing Agreement as in effect on the date hereof has occurred, whether or not the Warehousing Agreement has been amended, supplemented, restated or otherwise modified after the date hereof or remains in effect, and whether or not such Event of Default or \the events or circumstances which caused it have been waived pursuant to the Warehousing Agreement.

      (6) A judgment or judgments for the payment of money in excess of the sum of $250,000 in the aggregate shall be rendered against the Borrower and the Borrower shall not discharge the same or provide for its discharge, or procure a stay of execution thereof, prior to any execution on such judgment, within 60 days from the date of entry thereof, and within said period of 60 days, or such longer period during which execution shall be stayed, appeal therefrom and cause the execution to be stayed during such appeal.

      (7) Any execution or attachment shall be issued whereby any substantial part of the property of the Borrower shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof.

      (8) The Borrower shall fail to comply in all respects with Article V of the Subordinated Loan Agreement, and such failure shall not be cured or waived within 10 days after the earlier of: (i) the date the Borrower gives notice of such failure to the Lender, and (ii) the date the Lender gives notice of such failure to the Borrower.

      (9) Any representation or warranty made by or on behalf of the Borrower in Subordinated Loan Agreement or by or on behalf of the Borrower in any certificate, statement, report or document herewith or hereafter furnished to the Lender pursuant to this Note or the Subordinated Loan Agreement shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified.

      (10) The Borrower shall fail to comply with any other agreement, covenant, condition, provision or term contained in the Subordinated Loan Agreement or any other Loan Document or Equity Document (other than those hereinabove set forth in clauses (8) or (9)) and such failure to comply shall continue for ten calendar days after whichever of the following dates is the earliest: (i) the date the Borrower gives notice of such failure to the Lender, (ii) the date the Borrower should have given notice of such failure to the Lender pursuant to the terms of the Subordinated Loan Agreement , or (iii) the date the Lender gives notice of such failure to the Borrower.

      (11)  A Change of Control shall occur.

      THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

      AT THE OPTION OF THE LENDER THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY OR RAMSEY COUNTY, MINNESOTA; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT THE VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR, IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

      EACH OF THE BORROWER, BY ITS EXECUTION AND DELIVERY HEREOF, AND THE LENDER, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      The Borrower hereby waives presentment for payment, notice of dishonor, protest and notice of protest.

      If this Note is not paid when due, the Borrower shall pay all of the Lender's costs of collection including reasonable attorneys' fees.

      This Note amends and restates the remaining unpaid principal indebtedness of the undersigned to the Lender evidenced by an Amended and Restated Subordinated Promissory Note dated February 17, 2000, in the original principal amount of $30,000,000 issued by the undersigned to the order of the Lender (the "Prior Subordinated Note"). The Borrower hereby acknowledges and agrees that the entire principal balance of the Prior Subordinated Note has been loaned to the Borrower by the Lender, and is currently due and owing by the Borrower to the Lender without defense, offset or counterclaim. It is expressly intended, understood and agreed that this note shall replace the Prior Subordinated Note as evidence of the remaining unpaid principal indebtedness of the undersigned to Lender under the Prior Subordinated Note and accrued and unpaid interest thereon, and such indebtedness of the undersigned to the Lender heretofore represented by the Prior Subordinated Note, as of the date hereof, shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned's obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this note.

                                          NEW CENTURY MORTGAGE
                                            CORPORATION


                                          By /s/ Patrick Flanagan
                                             -----------------------------------
                                              Patrick Flanagan
                                              Executive Vice President
                                              Chief Operating Officer